LOAN AGREEMENT

THIS LOAN AGREEMENT (the "**Agreement**") is entered into on July 18, 2022, by and between Fix Pads Holdings, LLC, a South Carolina limited liability company, (the "**Company**"), and RAC Real Estate Acquisition Corp., a Wyoming Corporation, (the "**Lender**"). Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Note (defined below).

RECITALS

WHEREAS, the Company desires to acquire and develop certain real estate properties and the Lender desires to loan funds to the Company in order for the Company to acquire and improve certain real estate properties.

WHEREAS, the Lender desires to loan and the Company desires to borrower these funds on the terms and conditions described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Lender, intending to be legally bound, hereby agree as follows:

1. THE NOTE. As evidence of the obligation of the Company to the Lender, the Company shall issue its secured Promissory Note (hereinafter attached as Exhibit A and incorporated by reference thereby) (the "**Note**") to Lender and Lender shall receive the same from the Company in the principal amount set forth on the signature page hereto.

2. COLLATERAL. The Note is to be secured by mortgages or deeds of trust (hereinafter attached as Exhibit B and incorporated by reference thereby) (the "**Collateral**") on the real estate properties identified in the Note.

3. USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Note for acquisition and improvement of the real estate properties secured by the Note.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender, as of the date of Closing, as follows:

4.1 Organization, Valid Existence, and Qualification. The Company is a limited liability company duly organized and validly existing under the laws of the State of South Carolina. The Company has the requisite company power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign entity in all jurisdictions in which its properties are located (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

4.2 Corporate Company Power. The Company has all requisite company power to execute and deliver this Agreement, the Note, mortgages or deeds of trust related to the Collateral, and

any other related documentation (collectively, the "**Loan Documents**") which is required to carry out and perform the Company's obligations under the Loan Documents.

4.3 Authorization. All company action on the part of the Company necessary for the authorization, execution, delivery and performance of the Loan Documents by the Company and the performance of the Company's obligations thereunder has been properly taken. The Loan Documents, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

4.4 Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other third party in connection with the execution, delivery and performance by the Company of the Loan Documents; provided, however, that there are existing mortgages/deeds of trust against two (2) of the properties identified on Exhibit B to the Note (4324 Rio Road and 314 Lakehill Drive, Vicksburg, Mississippi, 39180) in favor of an unrelated lender and which mortgages/deeds of trust will be released or Company shall procure the consent of such unrelated lender to the recording of a mortgage/deed of trust favor of Lender against such properties.

5. REPRESENTATIONS AND WARRANTIES OF THE LENDER.

5.1 Acceptance by the Company. The Lender acknowledges that the Lender's loan amount may be accepted or rejected, in whole or in part, by the Company in its sole discretion..

5.2 Purchase for Own Account. The Lender represents that it is acquiring the Note solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Note or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention. The Lender understands and acknowledges that the Note is not registered under the Securities Act or any state securities laws. The Lender understands that the offering and sale of the Note is intended to be exempt from registration under the Securities Act, by virtue of Rule 4(a)(2) of the Securities Act, as amended, based, in part, upon the representations, warranties and agreements of the Lender contained in this Agreement and no applicable regulatory authority has approved the Note or passed upon or endorsed the merits of the offering of the Note.

5.3 Information and Sophistication. The Lender hereby: (i) acknowledges that it has received and carefully reviewed the Loan Documents and all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Note, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain any additional information necessary to verify the accuracy of the information given to it, (iii) represents that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, except for representations contained in this Agreement and statements expressly authorized by the Company to be made to it under an obligation of confidentiality on the Lender's part, (iv) has adequate means to provide for their current needs without selling the Note in the foreseeable future (that is, at the time of the loan the Lender can afford to hold the Note for an indefinite period of time), and (v) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

5.4 Ability to Bear Economic Risk. The Lender acknowledges that an investment in the Note involves a high degree of risk, and represents that it is able, without materially impairing such

its financial condition, to hold the Note for an indefinite period of time and to suffer a complete loss of its investment.

5.5 General Solicitation. The Lender represents that it is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6. MISCELLANEOUS.

6.1 Binding Agreement. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY AND THE LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE LENDER, ON THE ONE HAND, AND COMPANY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one (1) and the same instrument.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Further Actions. The Company will execute and deliver such other agreements, conveyances, and other documents, and take such other action, as may be reasonably requested by the Lender in order to give effect to the transactions contemplated by this Agreement and the other Loan Documents.

6.6 Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile with confirmation of receipt or transmission if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the Company at 4668 Augusta Road, Lexington, South Carolina 29073, Attn: Alex Szkaradek, Manager and to Lender at the address(es) set forth on the Lender's signature page or at such other address(es) as the Company or Lender may designate by ten (10) days advance written notice to the other parties to this Agreement.

6.7 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom will be effective unless in writing and approved by the Lender.

6.8 Expenses. The Company and the Lender will each bear its respective expenses and legal fees incurred with respect to the Loan Documents and the transactions contemplated thereby. If any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under the Loan Documents, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from such action, suit or other proceeding.

6.9 Delays or Omissions. The parties agree that no delay or omission to exercise any right, power or remedy accruing to the Lender, upon any breach or default of the Company under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Lender of any breach or default under this Agreement, or any waiver by the Lender of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Lender, will be cumulative and not alternative.

6.10 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

6.11 Entire Agreement. This Agreement, the exhibits to this Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party will be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth in this Agreement.

6.12 Reliance on Counsel and Advisors. The Lender acknowledges that it has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with its own legal counsel, tax advisors and other advisors. The Lender is relying solely on its own counsel and advisors and not on any statements or representations of the Company's counsel for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

6.13 No Commitment for Additional Investment. The Company acknowledges and agrees that the Lender has not made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Note as set forth herein and subject to the conditions set forth in herein. In addition, the Company acknowledges and agrees that, except as set forth in this Agreement, (a) no statements, whether written or oral, made by the Lender or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (b) the Company shall not rely on any such statement by the Lender or such Lender's representatives and (c) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Lender and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement.

The Lender shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

6.14. Signatures. It is hereby agreed that the execution by the Lender of this Agreement, in the place set forth herein, will constitute the agreement by the Lender to be bound by the terms of the Note.

IN WITNESS WHEREOF, the undersigned has executed this **LOAN AGREEMENT** as of the date first written above.

COMPANY:

FIX PADS HOLDINGS LLC

By: DocuSigned by: Seth Sheppard
A0F951A26B504F9
Seth Sheppard

LENDER:

RAC REAL ESTATE ACQUISITION CORP.

By: DocuSigned by: Frank Gillen
8D05D6E39642410
Frank Gillen, CEO

Loan Amount: $672,960

Address for Notice:

RAC Real Estate Acquisition Corp.

1802 W. South Jordan Parkway, Suite 200
South Jordan, UT 84095

EXHIBIT A

FORM OF PROMISSORY NOTE

(See Attached)

EXHIBIT B

MORTGAGES OR DEEDS OF TRUST

(See Attached)